Prospectus Supplement to the	Filed pursuant to Rule 497
Prospectus dated July 15, 2016	File No. 333-208280

SPECIAL OPPORTUNITIES FUND, INC.
Rights to Purchase up to 1,933,892 Shares
 of Convertible Preferred Stock at $25.00 per Share

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus.

The Special Opportunities Fund, Inc. (the “Fund”) announces that the Rights will not be traded on the NASDAQ Capital Market.

References to NASDAQ and discussions regarding listing of the Rights on NASDAQ contained on the cover page of the Prospectus, as well as pages 2, 5, 11 and 22 are hereby deleted and replaced by following:

The Fund is seeking to have the Rights admitted for trading on a national securities exchange (other than NASDAQ) or quoted on the over-the-counter (“OTC”) markets or otherwise. As disclosed in the Prospectus, the Fund is continuing to seek listing of the Convertible Preferred Stock on New York Stock Exchange (“NYSE”).

There is no existing trading market for the Rights or the Convertible Preferred Stock.  There can be no assurance that the Rights will be listed for trading on any national securities exchange or quoted on the OTC or otherwise.  There can be no assurance that the Convertible Preferred Stock will be listed on the NYSE or otherwise.

If you have any questions, please contact D.F. King & Co., Inc., the Information Agent for the Offering, toll free at (866) 521-4487 or by email at infoagent@dfking.com.

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE

Prospectus Supplement dated July 20, 2016